UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2010 (March 24, 2010)

CLEARTRONIC, INC.
(Exact name of registrant as specified in its charter)

333-135585 (Commission File Number)	65-0958798 (IRS Employer Identification No.)
8000 North Federal Highway, Boca Raton, Florida (principal executive offices)	33487 (Zip Code)

Registrant's telephone number, including area code: 561-939-3300

________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Agreement.

On March 24, 2010, the registrant entered into a subscription agreement with a private investor (the “Investor”). Under the terms of the subscription agreement, the Investor purchased 2,747,253 units, each unit consisting of two shares of the registrant’s common stock and a warrant for the purchase of one (1) share of the registrant’s common stock, for a purchase price of $0.0364 per unit and an aggregate purchase price of $100,000. The warrants are exercisable at $0.10 per share of common stock and expire on February 15, 2013. A copy of the form of warrant is filed with this report as Exhibits 10.1 and is incorporated by reference herein. The foregoing description of the warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the form of warrant.

Item 3.02

Unregistered Sales of Equity Securities.

Between March 22 and March 26, 2010, the registrant issued an aggregate of 5,659,341 shares of its common stock, $.001 par value. As more fully described in Item 1.01 above, 5,494,506 shares were issued to one private investor for cash proceeds of $100,000. Reference is made to the disclosures set forth in Item 1.01 of this report, which disclosures are incorporated herein by reference.  164,835 shares were issued to a consultant in exchange for services valued at $3,000. There were no underwriting discounts or commissions.

The registrant claimed exemption from the registration provisions of the Securities Act of 1933 (the “Securities Act”) pursuant to Section 4(2) thereof inasmuch as no public offering was involved. The shares were not offered or sold by means of: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium, or broadcast over television or radio, (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising, or (iii) any other form of general solicitation or advertising and the purchases were made for investment and not with a view to distribution. Each of the purchasers was, at the time of the purchaser’s respective purchase, an accredited investor, as that term is defined in Regulation D under the Securities Act, and had access to sufficient information concerning the registrant and the offering.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibit

No.	Description

10.1	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEARTRONIC, INC.

Date: March 26, 2010

By: /s/ Larry Reid

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Larry Reid

Chief Executive Officer

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